Consolidated Statement of Comprehensive Income € in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2019 EUR (€)	Mar. 31, 2018 EUR (€)	Mar. 31, 2017 EUR (€)
Consolidated Statement of Comprehensive Income
Profit for the year	€ 885.0	€ 1,450.2	€ 1,315.9
Cash-flow hedge reserve-effective portion of fair value changes to derivatives, net of tax:
Effective portion of changes in fair value of cash-flow hedges	325.5	(809.5)	927.1
Net change in fair value of cash-flow hedges transferred to property, plant and equipment	(59.6)	(108.4)	(109.7)
Net change in fair value of cash-flow hedges transferred to profit or loss	249.2	119.5	(514.3)
Net movements in cash-flow hedge reserve	634.3	(581.6)	522.5
Total other comprehensive income/(loss) for the year, net of income tax	634.3	(581.6)	522.5
Total comprehensive income for the year - all attributable to equity holders of parent	€ 1,519.3	€ 868.6	€ 1,838.4